                                                                    Exhibit 23.1

             Consent of Independent Auditors

We consent to the incorporation by reference in the following registration statements of our report dated January 20, 2003, except for Note 23, as to which the date is March 26, 2003, with respect to the consolidated financial statements and schedules of The PMI Group, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.

----------------------------------------------------------
 Registration
   Statement
    Number                             On Form
----------------------------------------------------------
  333-32190                               S-8
----------------------------------------------------------
  333-47473                               S-8
----------------------------------------------------------
  333-63122                               S-8
----------------------------------------------------------
  333-66829                               S-8
----------------------------------------------------------
  333-76742                               S-8
----------------------------------------------------------
  333-81679                               S-8
----------------------------------------------------------
  333-92636                               S-8
----------------------------------------------------------
  333-99378                               S-8
----------------------------------------------------------
  333-48035                               S-3
----------------------------------------------------------
  333-67125                               S-3
----------------------------------------------------------
  333-70306                               S-3
----------------------------------------------------------
  333-29777                               S-4
----------------------------------------------------------
  333-102761                              S-8
----------------------------------------------------------



                                             /s/ Ernst & Young LLP
Los Angeles, California
March 26, 2003